UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2019

Date of reporting period:  April 30, 2019

Item 1. Report to Stockholders.

Oakhurst Strategic Defined Risk Fund

Institutional Class    OASDX

ANNUAL REPORT
April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.oakhurstfunds.com, when the website becomes operational), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-625-4778 or by enrolling at www.oakhurstfunds.com- when the website becomes operational.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-625-4778 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

OAKHURST STRATEGIC DEFINED RISK FUND

June 28, 2019

Dear Shareholders,

Fund Performance

From April 30, 2018 through April 30, 2019, the Oakhurst Strategic Defined Risk Fund (the “Fund” or “OASDX”) had a total return of 0.77%. The S&P 500 had a total return of 13.49%, and the HFRI Fund of Funds index posted a total return of 0.86%. It is clear from the subpar performance of both the Fund and the Fund’s targeted benchmark (HFRI Fund of Funds) that the Fund’s methodology may not be ideal for meeting the Fund’s defined goals.  As such, Oakhurst Advisors, LLC (“We” or “Oakhurst”) have changed the strategy.  Effective May 20, 2019, the Fund’s new strategy focuses on meeting the funds same stated objective of seeking capital appreciation while seeking to limit short term risk using listed options on ETFs, United States Treasury bonds, and on occasion ETFs.

The Fund’s Objective: Seeking capital appreciation while seeking to limit short term risk

Prior to the strategy change, the Fund historically used a mutual fund of funds structure and allocated assets to multiple open-end mutual funds primarily in the alternatives category. In order to identify the appropriate mutual fund, the Fund relied on a rigorous quantitative manager selection process, as well as ongoing macro-economic research. With the Fund’s new strategy, we believe we are better positioned to achieve the Fund’s objectives.

Challenges with the past strategy model

The Manager selection process is inherently backward looking:

The manager selection process encompasses three basic parts: a returns-based analysis, a holdings-based analysis, and manager interviews. All of which are backward looking in nature. Returns-based analysis is the process of quantitatively evaluating the funds past returns usually in comparison to a benchmark. The result is a clear and detailed description of a manager’s historic performance. Holdings-based analysis is the process of evaluating a fund’s holdings. Holdings-based analysis is often forward looking in nature as valuation is usually based on future cashflows. The issue is that changes in mutual fund holdings are not disclosed to investors immediately. As any holdings analysis done on a mutual fund manager’s portfolio is based on stale data, the end result is often of little value, as positions have changed. Manager interviews are the qualitative part of the process. These interviews are helpful in providing insight about the manager’s process, philosophy, and people. Often times these interviews include case studies, and historic trades, but as is the case with the holdings-based analysis, new positions cannot be discussed until disclosed to the public.

Fees

A mutual fund of funds strategy is expensive due to the multiple layers of fees that exist in the management process. The consequence to the investor is that all managers must perform in excess of their fees to add value to the Fund. In addition, the fund must perform in excess of its fees in order to add value. This presents both an investment and marketing hurdle for the Fund.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor. Oakhurst Advisors, LLC, Quasar, and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

The Fund’s New Strategy

The Fund’s new strategy utilizes various options trades along with US treasuries in an attempt to  provide  limited upside exposure to the S&P 500 while creating a buffer to the downside. These trades are laddered across different time frames and use different starting points in order to reduce the volatility of the Fund while maintaining a high correlation to the S&P 500.

The Fund’s new strategy will be directly affected by numerous factors. Among these are; The performance of the S&P 500 (or SPY), interest rates, time, and volatility.

Performance of the S&P 500. – The options we buy and sell are options on the S&P 500 or options on the SPDR S&P 500 ETF trust (SPY). The most significant fact affecting the price of an option at any given time is its underlying asset. When the underlying assets rise in value we expect that more often than not our trades will rise as well but to a lesser extent.

Interest rates. – Our strategy uses US Treasuries as collateral for the options trades we place. When rates rise the value of our collateral declines. We attempt to mitigate this by using short term US treasuries that are impacted less by changes in interest rates. We use treasuries as short as three months, and as long as three years.

Time – Option prices are affected by time. In general the more time that remains before an option expires the higher the chance of the option holding value before it expires. What this means is that longer term options are generally more expensive than shorter term options all else being equal. Our strategy uses options as short as six months and as long as three years.

Underlying asset volatility – The underlying asset (in our case the S&P 500 or SPY) is a constantly changing thing. And while trends can often be seen on charts, these trends are rarely a straight line up or down, but rather a series of movements up and down in a general direction over time. When these up and down movements begin to increase in magnitude, the continuation of a given trend becomes questionable. This increases the value of options because sellers of options feel greater risk to the premium they collect and thus demand more.

To conclude, we believe that our change in strategy is more beneficial to investors in terms of achieving the Fund’s goals and cheaper to manage on a large scale. The new strategy is forward-looking as trades are dictated by market conditions and options premiums paid and received by investors in the market. The strategy trades in very liquid securities and would have no capacity issues. Lastly, we believe that the nature of the strategy will result in the Fund consistently meeting its objectives.

Thank you,

Jeff Garden, CFA®
Portfolio Manager, Oakhurst Strategic Defined Risk Fund

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor. Oakhurst Advisors, LLC, Quasar, and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Past performance is not a guarantee of future results. References to other mutual funds should not be considered an offer of those securities.

Definitions

HFRI Fund of Funds Composite Index:
Fund of Funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. PLEASE NOTE: The HFRI Fund of Funds Index is not included in the HFRI Fund Weighted Composite Index. (Source HFRI)

S&P 500:
The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Beta:
In finance, the beta (ß or beta coefficient) of an investment indicates whether the investment is more or less volatile than the market as a whole. In general, a beta less than 1 indicates that of the investment is less volatile than the market, while a beta more than 1 indicates that the investment is more volatile than the market. Mutual fund investing involves risk.

Correlation:
In statistics, dependence or association is any statistical relationship, whether causal or not, between two random variables.

The outlook, views, and opinions presented are those of the Adviser as of May 20, 2019. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor. Oakhurst Advisors, LLC, Quasar, and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. The risks of investments in ETFs reflect the risks of the underlying instruments in which the ETF invests. When the Fund invests in ETFs, shareholders of the Fund indirectly bear a proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments held by the ETF. Trading on an exchange does not guarantee a liquid market will exist for an ETF. ETFs may trade at a premium or a discount to their net asset value. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. Leverage can magnify the Fund’s gains and losses, and therefore increase its volatility.  Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Derivatives can be volatile, and the Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying security or index. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower- rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor. Oakhurst Advisors, LLC, Quasar, and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of April 30, 2019

	One Year	Since Inception(1)
Oakhurst Strategic Defined Risk Fund – Institutional Class	0.77%	2.58%
S&P 500 Index(2)	13.49%	13.16%

(1)	May 10, 2017.
(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  Investors cannot invest directly in an index or benchmark.

OAKHURST STRATEGIC DEFINED RISK FUND

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(04/30/2019)	(11/01/2018)	(04/30/2019)	(11/01/2018 to 04/30/2019)
Oakhurst Strategic Defined Risk Fund
Actual(2)	1.60%	$1,000.00	$1,030.60	$8.06
Hypothetical
(5% annual return before expenses)	1.60%	$1,000.00	$1,016.86	$8.00

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from November 1, 2018 through April 30, 2019, of 3.06%.

OAKHURST STRATEGIC DEFINED RISK FUND

Allocation of Portfolio(1) (% of Net Assets)(2) (Unaudited)
April 30, 2019

(1)	Data expressed as a percentage of registered open-end funds and short-term investments as of April 30, 2019.
(2)	Liabilities in excess of other assets comprises (0.2)%.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments
April 30, 2019

	Shares	Value
REGISTERED OPEN-END FUNDS – 99.61%
ACM Dynamic Opportunity Fund, Class I	60,779	$1,112,263
AQR Equity Market Neutral Fund, Class I	180,855	1,824,825
DoubleLine Shiller Enhanced CAPE, Class I	205,054	3,157,827
Dreyfus Dynamic Total Return Fund, Class I	111,087	1,826,263
FPA Crescent Fund	90,770	3,102,522
Gateway Fund, Class Y	89,967	3,007,595
Infinity Q Diversified Alpha Fund, Class I	150,765	1,782,040
JPMorgan Opportunistic Equity Long/Short Fund, Class A	86,414	1,539,030
Leuthold Core Investment Fund, Class I	136,127	2,510,182
RMB Mendon Financial Long/Short Fund, Class A (a)	66,180	993,360
TOTAL REGISTERED OPEN-END FUNDS
(Cost $21,051,731)		20,855,907

SHORT TERM INVESTMENTS – 0.55%
Fidelity Institutional Government Portfolio, Class I, 2.30% (b)	114,451	114,451
TOTAL SHORT TERM INVESTMENTS
(Cost $114,451)		114,451

TOTAL INVESTMENTS
(Cost $21,166,182) – 100.16%		20,970,358
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.16)%		(33,540)
TOTAL NET ASSETS – 100.00%		$20,936,818

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of April 30, 2019.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Assets and Liabilities
April 30, 2019

ASSETS:
Investments, at value (Cost $21,166,182)	$20,970,358
Dividends and interest receivable	8,166
Receivable from Adviser	181
Prepaid expenses and other receivables	18,902
Total assets	20,997,607

LIABILITIES:
Payable for administration and fund accounting fees	13,323
Payable for transfer agent fees	5,610
Payable for trustees’ fees	4,170
Payable for compliance fees	2,040
Payable for custodian fees	825
Accrued expenses and other liabilities	34,821
Total liabilities	60,789

NET ASSETS	$20,936,818

NET ASSETS CONSIST OF:
Paid-in capital	$20,459,528
Total distributable earnings	477,290
Total net assets	$20,936,818

Institutional
Class Shares
Net assets	$20,936,818
Shares issued and outstanding(1)	2,044,460
Net asset value and offering price per share	$10.24

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Operations
For the Year Ended April 30, 2019

INVESTMENT INCOME:
Dividend income	$197,874
Interest income	2,187
Total investment income	200,061

EXPENSES:
Investment advisory fees (See Note 3)	206,774
Administration and fund accounting fees (See Note 3)	81,880
Professional fees	63,077
Transfer agent fees (See Note 3)	35,599
Federal and state registration fees	24,264
Shareholder servicing fees – Institutional Class (See Note 5)	20,677
Trustees’ fees (See Note 3)	12,513
Compliance fees (See Note 3)	12,244
Reports to shareholders	7,857
Custodian fees (See Note 3)	4,960
Other	5,408
Total expenses before reimbursement	475,253
Less: Expense reimbursement by Adviser (See Note 3)	(144,414)
Net expenses	330,839
NET INVESTMENT LOSS	(130,778)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Long-term capital gain distributions received from investment companies	761,797
Realized loss on investments	(28,354)
Net realized gain on investments	733,443
Net change in unrealized depreciation on investments	(446,548)
Net realized and change in unrealized gain on investments	286,895
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,117

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statements of Changes in Net Assets

	For the	For the Period
	Year Ended	Ended
	April 30, 2019	April 30, 2018(1)
OPERATIONS:
Net investment income (loss)	$(130,778)	$45,018
Net realized gain on investments	733,443	439,586
Net change in unrealized appreciation (depreciation) on investments	(446,548)	250,724
Net increase in net assets resulting from operations	156,117	735,328

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions	(335,492)	(192,363	)(2)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(4)	105,667	20,467,561

NET INCREASE (DECREASE) IN NET ASSETS	(73,708)	21,010,526

NET ASSETS:
Beginning of period	21,010,526	—
End of period	$20,936,818	$21,010,526	(3)

(1)	Inception date of the Fund was May 10, 2017.
(2)	For the period ended April 30, 2018, net investment income and realized gains distributions were $126,180 and $66,183.
(3)	Includes accumulated investment net loss of $(42,174).
(4)	A summary of capital share transactions is as follows:

	For the Year Ended		For the Period Ended
	April 30, 2019		April 30, 2018(1)
SHARE TRANSACTIONS:	Shares	Dollar Amount	Shares	Dollar Amount
Issued	—	$—	2,016,227	$20,312,440
Issued to holders in
reinvestment of dividends	35,167	335,492	18,479	192,363
Redeemed	(21,930)	(229,825)	(3,483)	(37,242)
Net increase in shares outstanding	13,237	$105,667	2,031,223	$20,467,561

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Financial Highlights

	For the	For the Period
	Year Ended	Inception through
	April 30, 2019	April 30, 2018(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.34	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)(4)	(0.06)	0.02
Net realized and unrealized gains on investments	0.13	0.41
Total from investment operations	0.07	0.43
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)
Net realized gains	(0.17)	(0.03)
Total distributions	(0.17)	(0.09)
Net asset value, end of period	$10.24	$10.34

TOTAL RETURN(5)	0.77%	4.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$20,937	$21,011
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	2.30%	2.26%
After expense reimbursement(6)(7)	1.60%	1.59%
Ratio of net investment income (loss) to average net assets(7)	(0.63)%	0.23%
Portfolio turnover rate(5)(8)	3%	1%

(1)	Inception date of the Institutional Class is May 10, 2017.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments).  The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements
April 30, 2019

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek capital appreciation while seeking to limit short-term risk. The Fund commenced operations on May 10, 2017. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Advisor Class. Institutional Class shares have no front end sales load, no deferred sales charge, and no redemption fee.  Advisor Class shares have a front end sales load of 5.75%, a deferred sales charge of 1.00%, and no redemption fee. Advisor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.10% of average daily net assets. As of April 30, 2019, Advisor Class shares are not available. Institutional Class shares are not subject to a distribution fee, and are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (REITS) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds) are typically valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quote

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2019

bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of April 30, 2019:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Registered Open-End Funds	$20,855,907	$—	$—	$20,855,907
Short-Term Investments	114,451	—	—	114,451
Total Investments	$20,970,358	$—	$—	$20,970,358

As of April 30, 2019, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2019

C.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

D. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

E.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Advisor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of each class of shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

F.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

G.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

H.  Statement of Cash Flows – Pursuant to the Cash Flows topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and have elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with Oakhurst Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads, Rule 12b-1 fees – Advisor Class (See Note 5), shareholder servicing plan fees (See Note 5), taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transaction expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgements and indemnification expenses) do not exceed 1.50% of each class’ average daily net asset value. As of April 30, 2019, Advisor Class shares are not available. Fees waived and reimbursed expenses are

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2019

subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
4/30/2022	$144,414
4/30/2021	130,844

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2019 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended April 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2019

At April 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$21,166,182
Unrealized appreciation	$528,795
Unrealized depreciation	(724,619)
Net unrealized depreciation	(195,824)
Undistributed long-term capital gain	732,406
Other accumulated loss	(59,292)
Total distributable earnings	$477,290

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. The Fund has elected to defer qualified late year losses of $59,292.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended April 30, 2019, the following table shows the reclassifications made related to permanent tax adjustments due to net operating losses:

Distributable
Earnings	Paid-in Capital
$113,660	$(113,660)

The tax character of distributions paid for the periods ended April 30, 2019 and 2018 were as follows:

	Ordinary	Long-Term	Total
	Income*	Capital Gain	Distributions Paid
2018	$126,180	$ 66,183	$192,363
2019	—	335,492	335,492

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Advisor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Advisor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. As of April 30, 2019, Advisor Class shares are not available.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2019

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets in the Institutional Class and the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. As of April 30, 2019, Advisor Class shares are not available. During the year ended April 30, 2019, the Fund incurred expenses of $20,677 pursuant to the Agreement.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2019, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	1,129,281	526,342

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2019, National Financial Services, for the benefit of its customers, owned 99.9% of the outstanding shares of the Fund.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On May 20, 2019, the Fund filed an update to its prospectus to disclose a change to its principal investment strategy to the following:  The Fund invests in a portfolio of equity securities of companies that are representative of the S&P 500 Index (the “Index”) or in exchange-traded funds (“ETFs”) that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The Fund will simultaneously use options on ETFs in which the Fund may invest and will invest in U.S. Treasury securities to enhance the Fund’s potential returns during up markets while seeking to limit losses during down markets. The performance of the Fund is not intended to match the performance of the Index.

As of June 21, 2019, Rachel Spearo no longer serves as Secretary of the Trust. As of June 24, 2019, Adam W. Smith has replaced Ms. Spearo as Secretary of the Trust.

As of June 24, 2019, Cullen Small was appointed as Vice President of the Trust.

OAKHURST STRATEGIC DEFINED RISK FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oakhurst Strategic Defined Risk Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of Series Portfolios Trust, as of April 30, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 28, 2019

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited)
April 30, 2019

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Counsel, Kohlberg	1	Independent
(born 1961)		Term;	Kravis Roberts & Co. L.P.		Trustee, Listed
		Since	(2013 – 2015).		Funds Trust
		September			(Since
		2015.			December 2018).

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee
Dana L. Armour(3)	Chair,	Indefinite	Senior Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bank (since 1988).
Since
September
2015.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2019

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bank Global Fund	Applicable	Applicable
	Executive	Since	Services (since 2005).
	Officer	September
2015.

Cullen Small(4)	Vice	Indefinite	Assistant Vice President,	Not	Not
(born 1987)	President,	Term;	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	Since	Services (since 2010).
	and	January
	Principal	2019.
Financial
Officer

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S.	Not	Not
(born 1979)	Compliance	Term;	Bank Global Fund	Applicable	Applicable
	Officer and	Since	Services (since 2016);
	Anti-Money	January	Director of Compliance,
	Laundering	2017.	Catholic Financial Life,
	Officer		and Supervising Principal,
MWA Financial Services
(2012 – 2016).

Rachel A. Spearo(4)	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1979)		Term;	Bank Global Fund	Applicable	Applicable
		From	Services (since 2004).
December 22,
2017 through
June 21,
2019.

Adam W. Smith(4)	Secretary	Indefinite	Vice President,	Not	Not
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund	Applicable	Applicable
Milwaukee, WI 53202		June 24,	Services, LLC
Year of Birth: 1981		2019	(2012 – present).

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2019

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Julie A. Keller	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1966)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2004).
April
2018.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2019, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Ms. Armour is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that she is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

(4)	Refer to Note 8 within the Financial Statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-625-4778.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-625-4778. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended October 31, is available (1) without charge, upon request, by calling 1-844-625-4778, or on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended April 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period April 30, 2019 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0%.

OAKHURST STRATEGIC DEFINED RISK FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;
•   Information you give us orally; and/or
•   Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Oakhurst Advisors, LLC
1875 Century Park East, Suite 960
Los Angeles, CA 90067

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-625-4778.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended April 30, 2019, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2019	FYE 4/30/2018
Audit Fees	$13,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2019	FYE 4/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2019	FYE 4/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                            Series Portfolios Trust

By (Signature and Title)*                      /s/ John Hedrick
  John Hedrick, President

Date               June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                      /s/ John Hedrick
  John Hedrick, President

Date June 28, 2019

By (Signature and Title)*                      /s/ Cullen Small
  Cullen Small, Treasurer

Date June 28, 2019